UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2015

   CAROLINA FINANCIAL CORPORATION

(Exact Name of Registrant As Specified in Its Charter)

   Delaware

(State or Other Jurisdiction of Incorporation)

000-19029	57-1039637
(Commission File Number)	(I.R.S. Employer Identification No.)

288 Meeting Street, Charleston, South Carolina	29401
(Address of Principal Executive Offices)	(Zip Code)

   (843) 723-7700

(Registrant’s Telephone Number, Including Area Code)

   Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.      Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting of Stockholders of the Company was held on April 29, 2015 at the Marina Inn at Grande Dunes, 8121 Amalfi Place, Myrtle Beach, South Carolina (the “Annual Meeting”). Of the 8,119,264 shares outstanding, at the Annual Meeting there were present in person or by proxy 5,876,453 shares of the Company’s common stock, representing approximately 72% of the total outstanding eligible votes. The stockholders of the Company voted: (1) to elect four Class I members to the Board of Directors; (2) for approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 10,000,000 to 15,000,000 shares; and (3) to ratify the appointment of Elliott Davis Decosimo, LLC as the Company’s independent registered public accountants for the fiscal year ended December 31, 2015.

1.	To elect four Class I directors:

Nominee	For	Withheld	Broker Non-Votes
Robert M. Moise	4,582,951	2,000	1,291,502
David L. Morrow	4,562,303	22,648	1,291,502
Jerold L. Rexroad	4,325,106	259,845	1,291,502
Claudius E. Watts, IV	4,550,451	34,500	1,291,502

The other directors that continued in office after the meeting are as follows:

Class II	Class III
Howell. V. Bellamy, Jr.	Robert G. Clawson, Jr.
W. Scott Brandon	G. Manly Eubank
Jeffrey L. Deal, M.D.
Michael P. Leddy
Thompson E. Penney
BonumS. Wilson, Jr.
Benedict P. Rosen

2.	To amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 10,000,000 to 15,000,000 shares:
For	Against	Abstain
5,505,258	281,590	84,545

3.	To ratify the appointment of Elliott Davis Decosimo, LLC as the Company’s independent registered public accountants for the fiscal year ended December 31, 2015:
For	Against	Abstain
5,723,588	2,000	150,865

Item 8.01.      Other Events

On April 29, 2015, the Board of Directors of the Company declared a quarterly cash dividend of $0.03 per share, payable on July 10, 2015 to stockholders of record as of June 24, 2015.

At the Annual Meeting, the Company announced that G. Manly Eubank had been elected Chairman of the Board.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation.
99.1	News Release dated April 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA FINANCIAL CORPORATION,
Registrant

By:	/s/ William A. Gehman, III
Name:	William A. Gehman, III
Title:	Chief Financial Officer

Dated: May 5, 2015